MAINSTAY GROUP OF FUNDS

Prospectus for MainStay Fixed Income and Blended Funds

Supplement dated January 21, 2009 (“Supplement”)
to the Prospectus dated February 28, 2008 (“Prospectus”)

MainStay Institutional Bond Fund	MainStay Principal Preservation Fund

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Institutional Bond Fund and MainStay Principal Preservation Fund, each a series of The MainStay Funds (the “Funds”).  You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

In connection with certain organizational changes, McMorgan & Company LLC (“McMorgan”), the subadvisor of the Funds, has informed New York Life Investment Management LLC (“New York Life Investments”), the Funds’ investment manager, of its intention to cease serving as the Funds’ subadvisor on or about April 14, 2009.  New York Life Investments is working with McMorgan to transition the portfolio management of the Funds and anticipates that, at the next meeting of the Board of Trustees on April 6, 2009, it will request and seek Board approval: (1) to have New York Life Investments’ Fixed Income Investors Group (“FIIG”) assume the portfolio management responsibilities of the MainStay Principal Preservation Fund; and (2) to have MacKay Shields LLC, an affiliate of New York Life Investments, serve as an interim subadvisor to the MainStay Institutional Bond Fund.

Further notification regarding the Funds’ portfolio management arrangements will be provided to you once the Funds’ Board of Trustees makes a final determination.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.